UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
December 17, 2010
Date of Report (Date of Earliest Event Reported)
ValueVision Media, Inc.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation or organization)	0-20243 (Commission File Number)	41-1673770 (I.R.S. Employer Identification Number)
6740 Shady Oak Road,
Eden Prairie, Minnesota 55344-3433
(Address of principal executive offices, including zip code)
952-943-6000
(Registrant’s telephone number, including area code)
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-1.1
EX-5.1
EX-99.1

Item 1.01. Entry into a Material Definitive Agreement.
On December 17, 2010, ValueVision Media, Inc. (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) with Piper Jaffray & Co. (the “Underwriter”), pursuant to which the Company agreed to sell, and the Underwriter agreed to purchase for resale to the public (the “Offering”), subject to the terms and conditions expressed therein, 4,900,000 shares of the Company’s common stock, par value $0.01 per share (the “Shares”), at a price to the public of $3.75 per Share. The Company expects the Offering to close on or about December 22, 2010, subject to the satisfaction of customary closing conditions, and expects that the net proceeds from the Offering will be approximately $17 million after deducting the estimated underwriting discount and estimated offering expenses payable by the Company. The Purchase Agreement provides that the Company will indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to reimburse the Underwriter for payments that the Underwriter may be required to make because of such liabilities.
The Shares are being offered and sold pursuant to a prospectus supplement dated December 17, 2010 and an accompanying base prospectus dated August 16, 2010, pursuant to the Company’s existing shelf registration statement on Form S-3 (File No. 333-168312) that was declared effective by the Securities and Exchange Commission on August 16, 2010. The opinion of the Company’s counsel regarding the validity of the Shares is filed herewith as Exhibit 5.1.
The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein.
Item 8.01. Other Events.
On December 17, 2010, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

1.1	Purchase Agreement, dated as of December 17, 2010, by and between ValueVision Media, Inc. and Piper Jaffray & Co.

5.1	Opinion of Faegre & Benson LLP.

23.1	Consent of Faegre & Benson LLP (included as part of Exhibit 5.1).

99.1	Press Release entitled “ValueVision Media Announces Pricing of Public Offering of Common Stock.”

Forward Looking Statements
This Current Report on Form 8-K, including its exhibits, contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s expectations regarding the completion and anticipated proceeds of the Offering. These statements are based on management’s current expectations and accordingly are subject to uncertainty and changes in circumstances. Actual results and the timing of events may vary materially from those expressed or implied by such forward-looking statements due to various factors, including, without limitation, risks and uncertainties related to the Company’s business and the satisfaction of the conditions of the closing of the Offering. The forward-looking statements contained herein are also subject to risks and uncertainties that are described in the “Risk Factors” sections and elsewhere in the prospectus supplement and the base prospectus, and in the Company’s most recent annual report on Form 10-K and the Company’s subsequent filings with the Securities and Exchange Commission. The Company does not undertake any obligation (and expressly disclaims any such obligation) to update publicly any forward-looking statements whether as a result of the receipt of new information, future events, or otherwise.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALUEVISION MEDIA, INC.
/s/ Nathan E. Fagre
Nathan E. Fagre
Senior Vice President and General Counsel

Date: December 17, 2010

EXHIBIT INDEX

Exhibit No.	Description
1.1	Purchase Agreement, dated as of December 17, 2010, by and between ValueVision Media, Inc. and Piper Jaffray & Co.

5.1	Opinion of Faegre & Benson LLP.

23.1	Consent of Faegre & Benson LLP (included as part of Exhibit 5.1).

99.1	Press Release entitled “ValueVision Media Announces Pricing of Public Offering of Common Stock.”